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                                                                   Exhibit 10.23

                                FIRST AMENDMENT


     THIS FIRST AMENDMENT (this "Amendment") dated as of December 3, 1998 is
                                 ---------
among UNITED ROAD SERVICES, INC. (the "Company"), various financial institutions
                                       -------
and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent (in such capacity, the "Agent").
               -----

                               W I T N E S E T H:
                               - - - - - - - - -

     WHEREAS, the Company, various financial institutions and the Agent are parties to an Amended and Restated Credit Agreement dated as of November 2, 1998 (the "Existing Credit Agreement" and, as amended and modified by this Amendment,
      -------------------------
the "Amended Credit Agreement"); and
     ------------------------

     WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1  Defined Terms.  Terms used in this Amendment which are defined in the
           -------------
Existing Credit Agreement shall have the respective meanings assigned to such terms in the Existing Credit Agreement unless otherwise defined herein.

SECTION 2  Amendments to Existing Credit Agreement.  The Existing Credit
           ---------------------------------------
Agreement is amended as set forth in Sections 2.1 through 2.5 below.
                                     ------------         ---

     2.1  Additional Definitions.  Section 1 is amended by inserting the
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following definitions in appropriate alphabetical sequence:

          "Adjusted Interest Expense means Interest Expense excluding the
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     interest paid by the Company in the form of additional Charterhouse
     Subordinated Notes."

          "Charterhouse Subordinated Notes means up to $75,000,000 in principal
           -------------------------------
     amount of the 8% Convertible Subordinated Debentures due 2008 issued by the Company."

     2.2  Definition of Funded Debt.  The definition of Funded Debt in Section 1
          -------------------------
is amended by (a) deleting the word "and" at
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the end of clause (iii) thereof and replacing it with a comma and (b) deleting the period at the end of clause (iv) thereof and replacing it with the following:

     ", and (v) the Charterhouse Subordinated Notes."

     2.3  Definition of Subordinated Debt.  The definition of Subordinated Debt
          -------------------------------
in Section 1 is amended in its entirety to read as follows:

          "Subordinated Debt means (i) the Charterhouse Subordinated Notes and
           -----------------
     (ii) any other unsecured indebtedness of the Company which (x) is owed to Persons other than officers, employees, directors or Affiliates of the Company, (y) has no amortization prior to December 31, 2001 and (z) has subordination terms, covenants, pricing and other terms applicable to such indebtedness which have been approved in writing by the Required Banks."

     2.4  Funded Debt to Funded Debt plus Net Worth Ratio. Section 10.6.2 is
          -----------------------------------------------
amended in its entirety to read as follows:

           "10.6.2  Funded Debt to Funded Debt plus Net Worth Ratio. Not permit
                    -----------------------------------------------
     the ratio of (a) Funded Debt to (b) the sum of Funded Debt plus Net Worth plus the principal amount of the Charterhouse Subordinated Notes as of the last day of any Fiscal Quarter to exceed 0.50 to 1.0."

     2.5  EBITR to Adjusted Interest Expense plus Rental Expense Ratio.  Section
          ------------------------------------------------------------
10.6.5 is amended by deleting the term "Interest Expense" in the heading and in the first line thereof and replacing it with the term "Adjusted Interest Expense".

     2.6 Limitations on Debt.  Section 10.7 is amended by (a) deleting the word
         -------------------
"and" at the end of clause (g) thereof, (b) deleting the period at the end of clause (h) thereof and replacing it with a semicolon followed by the word "and" and (c) inserting the following new clause (i):

          "(i) Suretyship Liabilities of the Company in respect of obligations of Subsidiaries permitted hereunder."

     2.7  Restricted Payments.  Section 10.9 is amended in its entirety to read
          -------------------
as follows:

           "10.9  Restricted Payments.  Not, and not permit any Subsidiary to,
                  -------------------
     (a) declare or pay any dividends on any of its capital stock (other than stock dividends), (b) purchase

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     or redeem any such stock or any warrants, units, options or other rights in respect of such stock, (c) make any other distribution to shareholders, (d) prepay, purchase, defease or redeem any Subordinated Debt, (e) make any payment on or in respect of the Charterhouse Subordinated Notes (other than the costs and expenses associated with the issuance of the Charterhouse Subordinated Notes and payments made in the form of additional Charterhouse Subordinated Notes) or (e) set aside funds for any of the foregoing; provided that any Subsidiary may declare and pay dividends to the Company
     --------
     or to any other wholly-owned Subsidiary and the Company may convert the Charterhouse Subordinated Notes into common stock of the Company in accordance with the terms of such Charterhouse Subordinated Notes."


     2.8  Change in Control.  Section 12.1.11 is amended by (a) deleting the
          -----------------
word "or" after clause (c) thereof and (b) deleting the period at the end of clause (d) thereof and replacing it with the following:

     "; or (e) any "Change of Control" shall occur under and as defined in the Purchase Agreement for the Charterhouse Subordinated Notes."

     SECTION 3.  Conditions Precedent.  This Amendment shall become effective as
                 --------------------
of the date hereof (the "Amendment Effective Date") when all of the following
                         ------------------------
conditions shall have been satisfied:

     3.1  Receipt of Documents.  The Agent shall have received all of the
          --------------------
following, each duly executed and dated a date acceptable to, and otherwise in form and substance satisfactory to, the Agent, and in sufficient number of signed counterparts to provide one for each Bank:

          (a)  Amendment.  Counterpart originals of this Amendment, duly
               ---------
     executed by the Company, the Required Banks and the Agent. For purposes of this clause (a), a facsimile executed copy shall be treated as an original.
          ----------

          (b) Certificates  A certificate of the secretary or an assistant
              ------------
     secretary of the Company, substantially in the form of Exhibit A to this
                                                            ---------
     Amendment, and a certificate of the President, the Chief Financial Officer or the Vice President, Finance of the Company, substantially in the form of Exhibit B to this Amendment.
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          (c) Opinion.  An opinion of counsel to the Company in form and
              -------
     substance satisfactory to the Agent.

          (d) Second Confirmation and Omnibus Amendment. The Second Confirmation
              -----------------------------------------
     and Omnibus Amendment, substantially in the form of Exhibit C to this
                                                         ---------
     Amendment.

          (e)  Other.  Such other documents as the Agent or any Bank may
               -----
     reasonably request.

     3.2  No Default.  No Event of Default or Unmatured Event of Default shall
          ----------
have occurred and be continuing.

SECTION 4  Miscellaneous.
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     4.1  Warranties.  In order to induce the Banks to enter into this
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Amendment, the Company hereby warrants to the Agent and each Bank that, as of the date of the execution of this Amendment by the Company, the warranties of the Company contained in the Existing Credit Agreement are true and correct as if made on such date.

     4.2  Expenses.  The Company agrees to pay on demand all costs and expenses
          --------
of the Agent (including fees, charges and expenses of counsel for the Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

     4.3  Captions.  Section captions used in this Amendment are for convenience
          --------
only and shall not affect the construction of this Amendment.

     4.4  Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND
          -------------
GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     4.5  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

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     4.6  Continuing Effectiveness.  Except as herein amended, the Existing
          ------------------------
Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.

     4.7  Successors and Assigns.  This Amendment shall be binding upon the
          ----------------------
parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Agent and the Banks.

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     Delivered at Chicago, Illinois, as of the day and year first above written.


                              UNITED ROAD SERVICES, INC.


                              By:__________________________________
                              Its:_________________________________


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Agent


                              By:__________________________________
                              Its:_________________________________


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Issuing Bank,
                              Swing Line Bank and as a Bank


                              By:__________________________________
                              Its:_________________________________


                              BANKBOSTON, N.A.


                              By:__________________________________
                              Its:_________________________________



                              COMERICA BANK


                              By:__________________________________
                              Its:_________________________________


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                              FLEET NATIONAL BANK


                              By:__________________________________
                              Its:_________________________________



                              THE CHASE MANHATTAN BANK


                              By:__________________________________
                              Its:_________________________________

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